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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael W. Wright, David L. Boehnen, and John P. Breedlove, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) thereto, relating to the offer and sale of up to $850,000,000 of Debt Securities of SUPERVALU INC., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 30th Day of June, 1999 by the following persons:


/s/ Michael W. Wright                      /s/ Carole F. St. Mark
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Michael W. Wright                          Carole F. St. Mark

                                           /s/ Steven S. Rogers
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Pamela K. Knous                            Steven S. Rogers

/s/ Richard L. Knowlton                    /s/ Harriet Perlmutter
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Richard L. Knowlton                        Harriet Perlmutter

/s/ Charles M. Lillis                      /s/ Lawrence A. Del Santo
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Charles M. Lillis                          Lawrence A. Del Santo

/s/ Edwin C. Gage                          /s/ Garnett L. Keith, Jr.
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Edwin C. Gage                              Garnett L. Keith, Jr.

                                           /s/ William A. Hodder
                                           ------------------------------------
                                           William A. Hodder